Exhibit 10.1

FIFTH AMENDMENT AGREEMENT

This FIFTH AMENDMENT AGREEMENT (this "Amendment") is made as of the 14th day of March, 2018 between:

  S&W SEED COMPANY, a Nevada corporation ("Borrower"); and

  KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of September 22, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

  Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Borrowing Base" and "Excess Borrowing Base Availability" therefrom and to insert in place thereof, respectively, the following:

  "Borrowing Base" means an amount equal to the total of the following:

    up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable (other than Eligible Insured Accounts Receivable) of Borrower; plus up to ninety percent (90%) of the aggregate amount due and owing on Eligible Insured Accounts Receivable of Borrower; plus the lesser of (i) up to seventy-five percent (75%) of the aggregate of the cost or market value (whichever is lower), as determined in accordance with GAAP, of the Eligible Inventory of Borrower, and (2) up to ninety percent (90%) of the Appraised Inventory NOLV of the Eligible Inventory of Borrower (as such Appraised Inventory NOLV percentage is determined on a per-season basis in the most recent inventory appraisal); plus one hundred percent (100%) of the aggregate unencumbered and unrestricted (except as to any Lien of Lender) cash on hand of the Borrower held at Lender; minus

    Reserves, if any;

    provided that, anything herein to the contrary notwithstanding, (i) Lender shall at all times have the right to modify or reduce such percentages or dollar amount caps or other components of the Borrowing Base from time to time, in its Permitted Discretion, and (ii) with respect to any Inventory otherwise constituting Eligible Inventory for which a prepayment has been made, such Inventory shall be ineligible to the extent of such prepayment.

    "Excess Borrowing Base Availability" means, at any time, the amount equal to the sum of (a) the Borrowing Base minus (b) the Revolving Credit Exposure.

  Amendment to Definition of Eligible Inventory. The definition of Eligible Inventory is hereby amended to delete subpart (a) therefrom, and to insert in place thereof, the following:

    is (i) in-transit or (ii) located outside of the United States (other than Eligible Canadian Inventory);

  Addition to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

  "Eligible Canadian Inventory" means any Eligible Inventory of Borrower that is located in Canada:

    for which Lender has received a separate security agreement (prepared by Lender and in form and substance satisfactory to Lender), covering such Inventory, that conforms to the requirements of Canada, and all other documentation necessary or desirable to create a first priority security interest in such Inventory, each in form and substance satisfactory to Lender in its reasonable credit judgment; and

    for which Lender has received an opinion of Canadian counsel with respect to Lender's first priority security interest in such Inventory.

  Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

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    pay all legal fees and expenses of Lender in connection with this Amendment.

  Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any material law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

  Waiver and Release. Borrower, by signing below, hereby waives and releases Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

  References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

  Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

  Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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  Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

  Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

S&W SEED COMPANY

By: /s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and
Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark R. Bitter
Mark R. Bitter
Vice President

Signature Page to
Fifth Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fifth Amendment Agreement dated as of March   14  , 2018. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, LENDER AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SEED HOLDING, LLC

By: /s/ Matthew K. Szot
Matthew K. Szot
Manager

STEVIA CALIFORNIA, LLC

By: /s/ Matthew K. Szot
Matthew K. Szot
Manager

Signature Page to
Guarantor Acknowledgment and Agreement